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                               EXHIBIT 10.27(11)+

                  STOCKHOLDER AGREEMENT DATED OCTOBER 13, 1998
                        AMONG THE COMPANY, ROBIN PREVER,
                        ANTHONY MALATINO AND STEVEN BOGAN




                                   Exhibit 89

STOCKHOLDER AGREEMENT

                  This Stockholder Agreement (this "Agreement") is made and entered into as of October 13, 1998 by and among SARATOGA BEVERAGE GROUP, INC., a Delaware corporation ("Saratoga"), STEVEN BOGEN ("Bogen"), ROBIN PREVER ("Prever") and ANTHONY MALATINO ("Malatino").

                  WHEREAS, The Fresh Juice Company, Inc., Saratoga, Rowale Corp., a wholly-owned subsidiary of Saratoga ("Sub"), entered into, as of the date hereof, a Restated Agreement and Plan of Merger (the "Merger Agreement"; terms used herein and not otherwise defined are used herein as defined in the Merger Agreement), pursuant to which Sub will merge with and into Saratoga (the "Merger"); and

                  WHEREAS, each of Prever and Malatino currently owns the number of shares of Class A common stock, $.01 par value per share, of Saratoga ("Class A Common Stock") and shares of Class B common stock, $.01 par value per share, of Saratoga ("Class B Common Stock") set forth opposite his or her name on Schedule A annexed hereto (collectively, the "Saratoga Securities" and, with respect to the Saratoga Securities owned by a specific Saratoga Stockholder, the "Saratoga Stockholder's Securities"); and

                  WHEREAS, execution and delivery of this Agreement by the parties hereto is desired by the parties hereto in connection with the Merger.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

1. Term. This Agreement shall expire on the earlier of the date (i) after the Effective Date (as defined in the Merger Agreement) that Bogen directly owns less than 400,000 shares of Class A Common Stock, (ii) of the termination of the Merger Agreement by any party thereto pursuant to the terms thereof, (iii) Bogen is convicted of a felony or a misdemeanor involving moral turpitude, dishonesty, theft or unethical business conduct, or (iv) Bogen breaches his fiduciary duties, in a material fashion, to Saratoga or its stockholders.

2. Covenant of the Saratoga Stockholders. Until such time as this Agreement is terminated in accordance with Section 1,

         A. each Saratoga Stockholder, in his or her capacity as such, agrees to vote all of his or her Saratoga Securities then owned by such Saratoga Stockholder, to the extent that any of the following matters are submitted to the stockholders of Saratoga, and to take all other actions reasonably necessary (in his or her capacity as a Saratoga Stockholder) to elect, re-elect and prevent any proposed removal of, Bogen as a member of Saratoga's Board of Directors; and

         (b) Prever, in her capacity as a member of Saratoga's Board of Directors, agrees to all take all actions reasonably necessary to nominate, elect, re-elect and prevent any proposed removal of, Bogen as a member of Saratoga's Board of Directors.

3. Disposition of Saratoga Securities. Subject to applicable law, nothing contained herein shall, directly or indirectly, prohibit or limit the offer for sale, sale, assignment, transfer, pledge, encumbrance, or other disposition of any Saratoga Securities now owned or hereafter acquired, beneficially or of record, by the Saratoga Stockholders or Bogen.

                                   Exhibit 90
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4. Representations and Warranties of the Saratoga Stockholders. Each Saratoga
Stockholder represents and warrants to Bogen as follows:

         A. the Saratoga Stockholder owns such Saratoga Securities of record or beneficially free and clear of any lien, security interest, encumbrance or other adverse claim;

         (b) such Saratoga Stockholder's Securities set forth on Schedule A hereto are the only securities of Saratoga owned of record or beneficially by such Saratoga Stockholder or in which such Saratoga Stockholder has any interest; and

         (c) such Saratoga Stockholder has the right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Saratoga Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of such Saratoga Stockholder enforceable against such Saratoga Stockholder in accordance with its terms.

5. Representations and Warranties of Saratoga. Saratoga represents and warrants to the Company that the execution and delivery of this Agreement by Saratoga and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, do not violate the terms of its Certificate of Incorporation, its By-Laws, any law, rule or regulation or any outstanding agreement or instrument to which it is a party or is bound or subject to, and this Agreement constitutes a legal, valid and binding agreement on its part.

6. Representations and Warranties of Bogen. Bogen represents and warrants to the Saratoga Stockholders that he has the right, power and authority to execute and deliver this Agreement and to perform his or her obligations hereunder; such execution, delivery and performance will not violate any applicable law, rule or regulation or any outstanding agreement or instrument to which such Saratoga Stockholder is a party; and this Agreement constitutes a legal, valid and binding agreement on the part of Bogen enforceable against Bogen in accordance with its terms.

7. Saratoga Proxy.

         A. Each Saratoga Stockholder hereby irrevocably makes, constitutes and appoints Bogen to act as such Saratoga Stockholder's true and lawful proxy and attorney-in-fact in the name and on behalf of such Saratoga Stockholder, with full power to appoint a substitute or substitutes, to vote all of his or her Saratoga Securities then owned by such Saratoga Stockholder for the election of Bogen as a director of Saratoga as set forth in Section 2 hereof. By giving this proxy, each such Saratoga Stockholder hereby revokes any other proxy granted by such Saratoga Stockholder to vote any of such Saratoga Stockholder's Securities (then owned by such Saratoga Stockholder) with respect to such matter. This proxy, and the power of attorney and all authority contained herein, shall become effective as to any Saratoga Stockholder only upon the failure of such Saratoga Stockholder to vote or consent with respect to his or her shares then owned by such Saratoga Stockholder in accordance with Section 2 hereof, following notice to such Saratoga Stockholder to that effect.

         (b) All power and authority hereby conferred is coupled with an interest and is irrevocable, shall not be terminated by any act of such Saratoga Stockholder or by operation

                                   Exhibit 91
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of law, by lack of appropriate power or authority, or by the occurrence of any other event or events and shall be binding upon all beneficiaries, heirs at law, legatees, distributees, successors, assigns and legal representatives of such Saratoga Stockholder; subject to the right of such Saratoga Stockholders to sell or otherwise dispose of his or her Saratoga Securities (as described in Section
3). If after the execution of this Agreement any Saratoga Stockholder shall cease to have appropriate power or authority, or if any other such event or events shall occur (other than the sale or other disposition of his or her Saratoga Securities by such Saratoga Stockholder, as described in Section 3), Bogen is nevertheless authorized and directed to vote the Saratoga Securities in accordance with the terms of this Agreement as if such lack of appropriate power or authority or other event or events had not occurred and regardless of notice thereof.

8. Further Assurances. Each party hereto shall perform such further acts and execute such further documents as may reasonably be required to carry out the provisions of this Agreement.

9. Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto (whether by operation of law or otherwise) without the prior written consent of the other parties hereto.

10. Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

11. Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed duly given when delivered in person or by telecopier, cable, telex or telegram or three (3) days after mailed by certified mail, postage prepaid.

12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

13. Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Delaware without giving effect to the conflicts of laws principles thereof.

14. Binding Effect: Benefits. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective permitted assigns. Nothing in this Agreement, expressed or implied, is intended to or shall confer on any person other than the parties hereto and their respective permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.






                                   Exhibit 92
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                  IN WITNESS WHEREOF, the parties have executed this Agreement or caused this Agreement to be executed by their respective officers thereunto duly authorized, as the case may be, as of the date first above written.

SARATOGA BEVERAGE GROUP, INC.


     /s/  Robin Prever
    -----------------------------------------
Name:  Robin Prever
Title:   Pesident and Chief Executive Officer


     /s/  Steven Bogen
     -----------------
Steven Bogen


     /s/  Robin Prever
     -----------------
Robin Prever


     /s/  Anthony Malatino
     ---------------------
Anthony Malatino





                                   Exhibit 93